Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with this Quarterly Report on Form 10-Q (the “Report”) for Fidelity Private Credit Company LLC (the “Fund”), I, Stephanie Caron, the Chief Financial Officer of the Fund, hereby certify, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: November 13, 2026	By:	/s/ Stephanie Caron
Stephanie Caron
Chief Financial Officer
(Principal Financial Officer)